KINETICS PORTFOLIO TRUST – MASTER INVESTMENTS PORTFOLIO THE KINETICS GLOBAL PORTFOLIO
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2024 (Unaudited)

COMMON STOCKS - 50.6%	Shares	Value
Accommodation - 0.4%
Civeo Corp.	5,400	$147,960

Administrative and Support Services - 0.1%
RB Global, Inc.	200	16,098

Aerospace and Defense - 0.2%
CACI International, Inc. - Class A (a)	100	50,456
Elbit Systems Ltd.	10	2,001
		52,457

Agencies, Brokerages, and Other Insurance Related Activities - 0.0%(b)
Brookfield Wealth Solutions Ltd.	232	12,333

Asset Management - 0.7%
Investor AB (a)	8,200	252,358

Chemical Manufacturing - 0.0%(b)
Resonac Holdings Corp.	600	15,363

Diversified Real Estate Activities - 1.3%
PrairieSky Royalty Ltd.	22,800	463,434

Entertainment - 1.6%
IG Port, Inc.	41,000	590,788

Financial Services - 0.1%
Hellenic Exchanges - Athens Stock Exchange SA	7,200	36,467

Funds, Trusts, and Other Financial Vehicles - 1.3%
Mesabi Trust (c)	20,900	473,385

Global Exchanges - 1.1%
ASX Ltd.	800	35,358
B3 SA - Brasil Bolsa Balcao	30,000	59,144
Deutsche Boerse AG	600	140,725
Euronext NV (d)	1,120	121,494
Japan Exchange Group, Inc. - ADR	3,900	50,154
		406,875

Hospitality and Tourism - 0.4%
Carnival Corp. (a)	4,200	77,616
Norwegian Cruise Line Holdings Ltd. (a)	2,000	41,020
Royal Caribbean Cruises Ltd.	200	35,472
		154,108

Legal Services - 0.1%
CRA International, Inc.	220	38,570

Live Sports (Spectator Sports) - 0.3%
BIGLEAGUE (a)(e)	1,818	99,990

Management of Companies and Enterprises - 6.0%
Associated Capital Group, Inc. - Class A	13,300	471,086
Galaxy Digital Holdings Ltd. (a)	42,000	539,111
White Mountains Insurance Group Ltd.	686	1,163,593
		2,173,790

Media - 0.4%
Toei Animation Co. Ltd.	7,100	149,435

Mining (except Oil and Gas) - 3.6%
Franco-Nevada Corp.	800	99,400
Sandstorm Gold Ltd.	90,000	540,000
Wheaton Precious Metals Corp.	10,600	647,448
		1,286,848

Motor Vehicle and Parts Dealers - 0.0%(b)
AutoNation, Inc. (a)	40	7,157
Penske Automotive Group, Inc.	30	4,872
		12,029

Nonmetallic Mineral Product Manufacturing - 0.3%
Eagle Materials, Inc.	392	112,759

Office Administrative Services - 0.0%(b)
DigitalBridge Group, Inc.	400	5,652

Offices of Real Estate Agents and Brokers - 3.3%
Landbridge Co. LLC - Class A (a)	30,200	1,181,424

Oil and Gas Extraction - 22.5%
Permian Basin Royalty Trust (c)	40,000	475,600
Texas Pacific Land Corp.	8,634	7,638,845
		8,114,445

Other Financial Investment Activities - 1.9%
Bakkt Holdings, Inc. (a)(c)	6,800	65,076
GAMCO Investors, Inc. - Class A	26,010	636,985
		702,061

Other Investment Pools and Funds - 1.6%
Partners Value Investments LP (a)	2,193	155,648
Urbana Corp.	60,100	240,409
Urbana Corp. - Class A	44,100	173,472
		569,529

Real Estate - 0.5%
Tejon Ranch Co. (a)	9,200	161,460

Securities and Commodities Exchanges - 0.5%
Cboe Global Markets, Inc.	200	40,974
CME Group, Inc.	200	44,130
Intercontinental Exchange, Inc.	500	80,320
		165,424

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.6%
Brookfield Asset Management Ltd.	400	18,916
Brookfield Corp.	4,000	212,600
		231,516

Support Activities for Mining - 0.0%(b)
Core Laboratories, Inc.	200	3,706
Liberty Energy, Inc.	200	3,818
		7,524

Support Activities for Water Transportation - 1.8%
Clarkson PLC	9,000	442,798
Siem Industries, Inc. (a)	5,500	193,160
		635,958
TOTAL COMMON STOCKS (Cost $10,235,027)		18,270,040

UNIT INVESTMENT TRUSTS - 23.9%	Shares	Value
Grayscale Bitcoin Mini Trust BTC (a)	153,520	864,318
Grayscale Bitcoin Trust BTC (a)	153,520	7,752,760
Grayscale Ethereum Classic Trust (a)	24	192
TOTAL UNIT INVESTMENT TRUSTS (Cost $300,324)		8,617,270

WARRANTS - 0.1%	Contracts	Value
Other Investment Pools and Funds - 0.1%
Partners Value Investments LP, Expires 06/30/2026, Exercise Price $11.50 (a)	3,493	36,416
TOTAL WARRANTS (Cost $19,638)		36,416

PREFERRED STOCKS - 0.0%(b)	Shares	Value
Financial Services - 0.0%(b)
Partners Value Investments LP Series 1*, 4.50%, Perpetual	515	10,043

Other Investment Pools and Funds - 0.0%(b)
Partners Value Investments LP Series 1*, 0.16%, 11/27/2030 (e)	2,193	1,645
TOTAL PREFERRED STOCKS (Cost $12,301)		11,688

CONVERTIBLE BONDS - 0.0%(b)	Par	Value
Department Stores - 0.0%(b)
Sears Holdings Corp., 8.00%, 12/15/2019 (e)(f)	41,080	0
TOTAL CONVERTIBLE BONDS (Cost $41,080)		0

TOTAL INVESTMENTS - 74.6% (Cost $10,608,370)		26,935,414
Money Market Deposit Account - 27.1% (g)(h)		9,797,193
Liabilities in Excess of Other Assets - (1.7)%		(620,617)
TOTAL NET ASSETS - 100.0%		$36,111,990

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
AB - Aktiebolag
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $613,592 which represented 1.7% of net assets.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2024, the value of these securities total $121,494 or 0.3% of the Fund’s net assets.

(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $101,635 or 0.3% of net assets as of September 30, 2024.

(f)	Issuer is currently in default.
(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 4.74%.

(h)	All or a portion of security has been pledged as collateral. The total value of assets committed as collateral as of September 30, 2024 is $637,684 which represented 1.8% of net assets.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange- traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin-off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At September 30, 2024, 1.03%, 0.28%, 0.62%, and 0.12% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, and The Spin-Off Fund, respectively, were fair valued securities. The other Master Portfolio did not hold any fair-valued securities at September 30, 2024.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin- off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Global Portfolio

The following is a summary of the inputs used to value the The Global Portfolio's net assets as of September 30, 2024:
Assets^	Level 1		Level 2	Level 3		Total
Common Stocks	$18,170,050		$–	$99,990		$18,270,040
Unit Investment Trust	8,617,270		–	–		8,617,270
Warrants	–		36,416	–		36,416
Preferred Stocks	10,043		1,645	–		11,688
Convertible Bonds	–		–	–	*	–
Total Investments in Securities	$26,797,363		$38,061	$99,990		$26,935,414
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2023	$259,490
Accrued discounts/premiums	–
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	(159,500)	***
Net purchases and/or acquisitions	–
Net sales and/or write-offs	–
Transfer in and/or out of Level 3	–
Balance as of September 30, 2024	$99,990
Description	Fair Value at 9/30/2024		Valuation Techniques	Unobservable Input		Range**
Common Stocks	$99,990		Cost Approach	Precedent Transaction		$55.00 - $55.00
Convertible Bonds	$–	*	Asset Liquidation Analysis	Liquidation Proceeds		$0.00 - $0.00

^	See Consolidated Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
**
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

***	Total change in unrealized appreciation/(depreciation) relating to Level 3 investment assets and investment liabilities still held by the Fund at September 30, 2024 is $0.